UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2017
__________________________________________
Casella Waste Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
__________________________________________

Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont		05701
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (802) 775-0325
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting of Stockholders of Casella Waste Systems, Inc. (the “Company”) held on June 6, 2017 (the “Annual Meeting”), the Company’s stockholders voted on the following matters, which are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2017: (i) to elect three Class II directors, each to serve a term expiring at the 2020 Annual Meeting of Stockholders (“Proposal 1”); (ii) to approve, in an advisory “say-on-pay” vote, the compensation of the Company’s named executive officers (“Proposal 2”); (iii) to recommend, in an advisory “say-on-frequency” vote, the frequency of future advisory “say-on-pay” votes (“Proposal 3”); and (iv) to ratify the appointment of RSM US LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017 (“Proposal 4”). At the Annual Meeting, the stockholders of the Company re-elected the nominees of the Company's Board of Directors (the "Board"), Joseph G. Doody, Emily Nagle Green and Gregory B. Peters, as Class II directors, approved Proposal 2 and Proposal 4 and recommended a frequency of “1 Year” on Proposal 3. At the Annual Meeting, the holders of shares of the Company’s common stock representing 46,534,359 votes were represented in person or by proxy, constituting a quorum.
Set forth below are the final voting totals for the proposals acted upon at the Annual Meeting:

Proposal 1:	The following nominees were elected to the Board as Class II directors, each to serve for a term expiring at the 2020 Annual Meeting of Stockholders.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joseph G. Doody	40,088,571	431,748	6,014,040
Emily Nagle Green	40,417,128	103,191	6,014,040
Gregory B. Peters	30,229,632	408,687	6,014,040

Mr. Peters was nominated as the Company’s Class A director. Under the Company’s certificate of incorporation, the holders of the Company’s Class A common stock, voting separately as a class, are entitled to elect the Class A director.
The terms of the following directors continued after the Annual Meeting: John W. Casella, William P. Hulligan, James E. O’Connor, Michael K. Burke, James F. Callahan, Jr. and Douglas R. Casella.

Proposal 2:	An advisory “say-on-pay” vote on the compensation of the Company’s named executive officers was approved.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
40,359,425	140,118	20,776	6,014,040

Proposal 3:	The stockholders recommended, in an advisory “say-on-frequency” vote, that the frequency of future advisory “say-on-pay” votes be held every year.

Every 1 Year	Every 2 Years	Every 3 Years	Votes Abstaining	Broker Non-Votes
34,849,466	136,425	5,518,523	15,905	6,014,040

After taking into consideration the foregoing voting results and the Board’s prior recommendation in favor of an annual advisory “say-on-pay” vote on the compensation of the Company’s named executive officers, the Board intends to hold future advisory “say-on-pay” votes on the compensation of the Company’s named executive officers every year.

Proposal 4:	The appointment of RSM US LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2017 was ratified.

Votes For	Votes Against	Votes Abstaining
46,486,826	35,886	11,647

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: June 12, 2017	By:	/s/ Edmond R. Coletta
Edmond R. Coletta
Senior Vice President and Chief Financial Officer